UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2022

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2022, Open Text Corporation (“OpenText” or the “Company”) announced (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”) a firm intention to make a cash offer (the “Offer”) to acquire, through its wholly-owned direct subsidiary, Open Text UK Holding Limited (“Bidco”), the entire issued and to be issued share capital of Micro Focus International PLC (“Micro Focus”) (the “Acquisition”), which is intended to be implemented by means of a court-sanction scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act 2006 (the “Act”).

Rule 2.7 Announcement

Under the terms of the Scheme, Micro Focus shareholders will be entitled to receive 532 pence in cash (the “Consideration”) for each Micro Focus share they hold, implying an enterprise value of approximately $6.0 billion on a fully diluted basis.

The Acquisition is conditional on, among other things, (1) approval of the Scheme by the relevant Micro Focus shareholders, (2) sanction of the Scheme by the High Court of Justice of England and Wales and (3) receipt of certain regulatory approvals. The full terms and conditions of the Acquisition are set forth in full in the Rule 2.7 Announcement. The Offer is subject to termination if not completed by May 31, 2023 (or such later date (if any) as the Company and Micro Focus may agree with the consent of the UK Panel on Takeovers and Mergers (the “Panel”) and as the High Court of Justice of England and Wales may approve (if such approval(s) is/are required)) (the “Long Stop Date”).

The foregoing summary of the Rule 2.7 Announcement is subject to, and qualified in its entirety by, the text of the Rule 2.7 Announcement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference (other than the section called “Comments on the Acquisition”).

Concurrently with the announcement of the Acquisition, the Company and certain of its affiliates entered into (i) a first lien term loan facility (the “Term Loan Credit Agreement”) among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent, and (ii) a bridge loan agreement (the “Bridge Loan Agreement”), among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent.

Co-Operation Agreement

On August 25, 2022, OpenText, Bidco and Micro Focus entered into a co-operation agreement (the “Co-operation Agreement”), pursuant to which, among other things, OpenText and Micro Focus have agreed to cooperate: (i) in relation to obtaining regulatory clearances in connection with the Acquisition and the making of filings in respect of such clearances, and (ii) in preparing and implementing appropriate proposals in relation to the Micro Focus Share Plans (as defined in the Co-operation Agreement) and Micro Focus employees.

The Co-operation Agreement will terminate in certain circumstances, including: (i) if agreed in writing between OpenText and Micro Focus at any time before the Effective Date (as defined in the Co-operation Agreement), (ii) upon service of a notice from OpenText to Micro Focus if the Micro Focus Directors (as defined in the Rule 2.7 Announcement) withdraw, qualify or adversely modify their recommendation of the Acquisition, or make an announcement that they intend to, or (iii) upon service of a notice by either party if, (a) a competing offer, completes, becomes effective or is declared or becomes unconditional, (b) the Acquisition terminates or lapses in accordance with its terms, unless such termination or lapse is as a result of a switch to an offer, (c) any Condition (as defined in the Co-operation Agreement) which has not been waived is (or has become) incapable of satisfaction by the Long Stop Date and, notwithstanding that Bidco has the right to waive such Condition, it will not do so (in circumstances where the invocation of the relevant Condition has been permitted by the Panel), (d) the Scheme is not approved at the relevant Court meeting or sanctioned by the Court, or the Micro Focus Shareholder resolutions necessary to approve the Scheme are not passed by the Micro Focus shareholders, or (e) the Acquisition does not become effective by the Long Stop Date.

The foregoing summary of the Co-Operation Agreement is subject to, and qualified in its entirety by, the text of the Co-Operation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Financing of the Acquisition

Term Loan Credit Agreement

The Term Loan Credit Agreement provides for a senior secured delayed-draw term loan facility in an aggregate principal amount of $2.585 billion. The proceeds of the Term Loan Credit Agreement, if drawn, will be used solely by the Company to finance the purchase of the entire issued and to be issued share capital of Micro Focus pursuant to the Acquisition.

The Term Loan Credit Agreement is designed to ensure compliance with the cash confirmation requirements from announcement of the Acquisition under the Code and, accordingly, includes customary UK certain funds provisions.

Borrowings under the Term Loan Credit Agreement amortize in equal quarterly installments of 0.25% of the original principal amount thereof, with the balance payable on the seven-year anniversary of the funding of such Term Loan Credit Agreement, and will bear interest, at the option of the Company, at (i) the Base Rate (as defined in the Term Loan Credit Agreement) plus an applicable margin of 2.25%, (ii) the Term SOFR Rate (as defined in the Term Loan Credit Agreement) plus an applicable margin of 3.25% or (iii) the Daily Simple SOFR Rate (as defined in the Term Loan Credit Agreement) plus an applicable margin of 3.25%.

The Term Loan Credit Agreement has incremental facility capacity of (i) $250 million plus (ii) additional amounts, subject to meeting a “consolidated senior secured net leverage” ratio not exceeding 2.75:1.00, in each case subject to certain conditions. Consolidated senior secured net leverage ratio is defined for this purpose as the proportion of the Company’s total debt reduced by unrestricted cash, including guarantees and letters of credit, that is secured by the Company’s or any of the Company’s subsidiaries’ assets, over the Company’s trailing four financial quarter net income before interest, taxes, depreciation, amortization, restructuring, share-based compensation and other miscellaneous charges.

Under the Term Loan Credit Agreement, the Company must maintain a “consolidated net leverage” ratio of no more than 4.50:1.00 at the end of each financial quarter. Consolidated net leverage ratio is defined for this purpose as the proportion of the Company’s total debt reduced by unrestricted cash, including guarantees and letters of credit, over the Company’s trailing four financial quarter net income before interest, taxes, depreciation, amortization, restructuring, share-based compensation and other miscellaneous charges.

The Term Loan Credit Agreement contains representations, warranties, conditions precedent, covenants, including negative covenants, and events of default that are customary for a transaction of this nature.

The Term Loan Credit Agreement is unconditionally guaranteed by each of the subsidiary guarantors and is secured by a first charge on substantially all of the assets of the Company and the subsidiary guarantors on a pari passu basis with the Company’s existing revolving credit agreement and term loan credit agreement and the Bridge Loan Agreement.

The foregoing summary of the Term Loan Credit Agreement is subject to, and qualified in its entirety by, the text of the Term Loan Credit Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Bridge Loan Agreement

The Bridge Loan Agreement provides for commitments of up to $2.0 billion (the “Commitments”) to finance the repayment of Micro Focus’s existing debt, together with cash on hand and borrowings of approximately $600 million under the Company’s existing revolving credit agreement.

To the extent borrowings are made under the Bridge Loan Agreement, the loans made would bear interest at an initial rate of (i) the Base Rate (as defined in the Bridge Loan Credit Agreement) plus an applicable margin of 2.75%, (ii) the Term SOFR Rate (as defined in the Bridge Loan Credit Agreement) plus an applicable margin of 3.75% or (iii) the Daily Simple SOFR Rate (as defined in the Bridge Loan Credit Agreement) plus an applicable margin of 3.75%; provided that, in each case, the applicable margin shall increase 0.50% on the date occurring 90 days after the initial funding date and on each date occurring 90 days thereafter, subject to a total cap. Any borrowings made under the Bridge Loan Agreement would mature one year from the initial funding date, with an extension mechanism pursuant to which such borrowings would convert into a secured financing maturing five years from the initial funding date.

Subject to the conditions in the Bridge Loan Agreement, the Commitments are intended to be reduced by proceeds of certain debt securities offerings of the Company (or affiliates thereof).

The availability of the borrowings under the Bridge Loan Agreement are subject to the satisfaction of certain customary conditions for financings of this nature and the Bridge Loan Agreement contains representations, warranties, covenants, including negative covenants, and events of default that are customary for a transaction of this nature.

The Bridge Loan Agreement is unconditionally guaranteed by each of the subsidiary guarantors and is secured by a first charge on substantially all of the assets of the Company and the subsidiary guarantors on a pari passu basis with the Company’s existing revolving credit agreement and term loan credit agreement and the Term Loan Credit Agreement.

The Company intends to reduce commitments or the borrowings under the Bridge Loan Agreement by accessing the debt capital markets directly or through certain affiliates prior to or following the closing of the Acquisition. Such debt issuances would be subject to market and other conditions and this Current Report on Form 8-K does not constitute the offer or sale of any securities in any jurisdiction.

The foregoing summary of the Bridge Loan Agreement is subject to, and qualified in its entirety by, the text of the Bridge Loan Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Term Loan Credit Agreement and the Bridge Loan Agreement set forth in Item 1.01 above, and the related Exhibit 10.2 and Exhibit 10.3, respectively, are hereby incorporated by reference.

Item 7.01.	Regulation FD.

On August 25, 2022, OpenText issued a press release announcing the Acquisition. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Company expects the Acquisition to be completed during the first quarter of calendar 2023. In addition, OpenText intends to enter into certain derivative transactions intended to hedge foreign currency obligations of OpenText in relation to the Acquisition.

Further Information; No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute or form any part of an offer to purchase, or solicitation of an offer to buy, any securities—nor shall there be any sale of securities in any jurisdiction in which such offer to purchase would be unlawful—or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise. The Acquisition shall be made solely by means of the Scheme Document which, together with the forms of Proxy, shall contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information in the Scheme Document (or, if the Acquisition is implemented by way of a takeover offer, the takeover offer document).

Additional Information

U.S. shareholders (and Micro Focus ADS Holders) should note that the Acquisition relates to an offer for the shares of a UK company that is a “foreign private issuer” as defined under Rule 3b-4 of the Exchange Act and is being made by means of a scheme of arrangement provided for under English company law. The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the proxy solicitation rules under the Exchange Act. Accordingly, the Acquisition is subject to the procedural and disclosure requirements, rules and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the requirements of the U.S. tender offer and proxy solicitation rules. If, in the future, OpenText and/or Bidco exercises its right to implement the Acquisition by way of a Takeover Offer and determines to extend the Takeover Offer into the United States, the Acquisition will be made in compliance with applicable U.S. securities laws and regulations, including Section 14(d) and 14(e) of the Exchange Act and Regulation 14D and 14E thereunder. Such a takeover offer would be made in the United States by OpenText and/or Bidco and no one else.

Non-GAAP Financial Measures

Certain of the Exhibits attached hereto and incorporated herein by reference include certain financial measures that the Securities and Exchange Commission defines as “non-GAAP measures.” Please refer to the Company’s “Reconciliation of selected GAAP-based measures to Non-GAAP-based measures” included within the Company’s current and historical filings on Forms 10-Q, 10-K and 8-K for more information on the use of non-GAAP measures by the Company. Please refer to Micro Focus’s Annual Report and Accounts for the year ended October 31, 2021 on Form 20-F for a reconciliation of Adjusted EBITDA under “Segmental Reporting” and Micro Focus’s Interim Results for the six-months ended April 30, 2022 on Form 6-K for a reconciliation of Adjusted EBITDA to the nearest IFRS metric under “Alternative Performance Measures.” Any depiction of future revenue is based on predictions by OpenText’s and Micro Focus’s management and is a forecasted projection only. Reconciliation of certain forward-looking non-GAAP measures is not provided as it is not feasible without unreasonable efforts because of the unpredictability of the items that would be excluded from non-GAAP measures for the combined company.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain forward-looking statements or information (forward-looking statements) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Exchange Act, Section 27A of the Securities Act and other applicable securities laws of the United States and Canada, and is subject to the safe harbors created by those provisions. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Projected financial information with respect to the Enlarged Group (as defined below), including revenue, Adjusted EBITDA, cloud revenue, cost synergies and net debt/Adjusted EBITDA, constitutes forward-looking statements and should not be relied upon as being necessarily indicative of future results and is for illustrative purposes only. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. Our estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct.

These forward-looking statements involve known and unknown risks and uncertainties, such as those relating to the inability to obtain required regulatory approvals for the proposed acquisition by us (through our wholly-owned subsidiary) (the “Proposed Acquisition”), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect, following completion of the Proposed Acquisition (if completed), the enlarged group (the “Enlarged Group”) or the expected benefits of the Proposed Acquisition (including as noted in any forward-looking financial information), the inability to obtain certain shareholder approvals of the Proposed Acquisition, the risk that a condition to closing of the Proposed Acquisition may not be satisfied on a timely basis or at all, the failure of the Proposed Acquisition to close for any other reason, uncertainties as to access to available financing (including refinancing of debt) on a timely basis and on reasonable terms, the expected effects of the Proposed Acquisition, on us, the acquired company and, following completion of the Proposed Acquisition (if completed), the Enlarged Group, the expected timing and scope of the Proposed Acquisition, all statements regarding our (and the Enlarged Group’s) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Enlarged Group to realize successfully any anticipated synergy benefits when the Proposed Acquisition is implemented (including changes to the board and/or employee composition of the Enlarged Group), our inability to integrate successfully the acquired company’s operations and programs when the Proposed Acquisition (if completed) is implemented, the Enlarged Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Proposed Acquisition when the Proposed Acquisition (if completed) is implemented, actual and potential risks and uncertainties relating to the ultimate geographic spread of COVID-19, the severity and duration of the COVID-19 pandemic and issues relating to the resurgence of COVID-19 and/or new strains or variants of COVID-19, including actions that have been and may be taken by governmental authorities to contain COVID-19 or to treat its impact, including the availability, effectiveness and use of treatments and vaccines, and the effect on the global economy and financial markets as well as the potential adverse effect on our business, operations, and financial performance, the impact of the Russia-Ukraine conflict on our business and the Enlarged Group, including our decision to cease all direct business in Russia and Belarus and with known Russian-owned companies, as well as our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives.

The actual results that OpenText achieves may differ materially from any forward-looking statements, which reflect management’s current expectations and projections about future results only as of the date hereof. OpenText undertakes no obligation to revise or publicly release the results of any revisions to these forward-looking statements. For additional information with respect to risks and other factors which could materially affect OpenText’s business, financial condition, operating results and prospects, including these forward-looking statements, see OpenText’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC (which are available at the SEC’s website at www.sec.gov) and other securities regulators. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Rule 2.7 Announcement, dated August 25, 2022

10.1*	Co-operation Agreement, dated August 25, 2022, by and between the Company, Bidco and Micro Focus International plc

10.2*	Term Loan Credit Agreement, dated August 25, 2022, by and between the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent, and certain financial institution parties thereto.

10.3*	Bridge Loan Agreement, dated August 25, 2022, by and between the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent, and certain financial institution parties thereto.

99.1	Press Release, dated August 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	To be filed by amendment to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

August 25, 2022	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary